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                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  April 3, 2001
                Date of Report (Date of earliest event reported)


                             ON-SITE SOURCING, INC.
             (Exact Name of Registrant as specified in its Charter)


        DELAWARE                    0-20947                    54-1648470
    (State or Other              (Commission                  (IRS Employer
    Jurisdiction of              File Number)               Identification No.)
    Incorporation)


         1111 N. 19TH STREET, 6TH FLOOR ARLINGTON, VA        22209
         (Address of Principal Executive Offices)         (Zip Code)


                                  703-276-1123
              (Registrant's Telephone Number, including area code)

                                 Not Applicable
             (Former name or address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. Other Events

The Company issued the following press release regarding the status of the pending merger with U.S. Technologies Inc.

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FOR IMMEDIATE RELEASE

CONTACT

Holly Moskerintz/Dana Rochelle                               Jason Parikh, CFO
hollym@usxx.com/drochelle@usxx.com                           jparikh@onss.com
202-466-3100                                                 703-276-1123, #191
www.usxx.com                                                 www.onss.com


ON-SITE SOURCING AND U.S. TECHNOLOGIES TERMINATE AGREEMENT
COMPANIES DISCUSSING POSSIBLE NEW TERMS


WASHINGTON, April 2 - U.S. Technologies Inc. (OTC BB: USXX) and On-Site Sourcing (NASDAQ: ONSS) today announced that their merger agreement has been terminated. The companies also stated that they are discussing new terms for a possible merger. The September merger agreement permitted termination after March 31, 2001 if the merger had not closed.

ON-SITE SOURCING
On-Site Sourcing provides digital printing, imaging, document management, litigation reprographics services, and facilities management throughout the East Coast. On-Site's clients include law firms, corporations, non-profit organizations, accounting firms, financial institutions and other organizations. On-Site currently operates in the New York City, Washington, D.C, Atlanta, Philadelphia and Baltimore markets.

U.S. TECHNOLOGIES INC.
U.S. Technologies funds and manages early stage and emerging growth technology companies. The company's strategic focus is to integrate the new technologies of its associated companies with the established business practices of traditional enterprises. U.S. Technologies believes this strategy will provide new business and growth opportunities to traditional businesses and accelerate the growth and success of its associated companies.

This release contains "forward looking statements" concerning a prospective acquisition and prospects for such acquisition. Actual developments and results may differ materially from expectations. There can be no assurance that such acquisition will occur, or as to the final terms for such acquisition if it occurs. U.S. Technologies' assets and operations, including results of operations, would be affected materially by either the completion or termination of such acquisition.

This notice is not intended to constitute an offer to sell or an offer to buy any securities. Any securities to be issued pursuant to the proposed merger described in this press release will be issued pursuant to the applicable provisions of the Securities Act of 1933. Investors are urged to read the relevant documents to be filed with the Securities and Exchange Commission, which will contain important information about the transaction. Investors can obtain any document filed with the Commission for free at the Commission's web site at HTTP://WWW.SEC.GOV.


                                     - END -

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                On-Site Sourcing, Inc.
                                                (Registrant)


April 3, 2001                                   /s/ JASON PARIKH
(Date)                                          ------------------------------
                                                Jason Parikh
                                                Chief Financial Officer